Exhibit 99.1

CONTACT:	Anne-Marie Megela Director of Investor Relations 941-741-4672 annemarie.megela@gevityhr.com

GEVITY OFFERS HELP TO BUSINESSES HIT BY HURRICANE CHARLEY

BRADENTON, FL, August 18, 2004 - Gevity (NASDAQ: GVHR) today announced a program to help non-client businesses impacted by Hurricane Charley to resume their daily activities. The following business resumption services are available free of charge and without obligation:

•	Payroll processing and payroll reconstruction services

•	Employee Assistance Program counseling services to help individuals cope with occupational, financial, personal, or emotional stress

•	Consultation with Gevity risk, safety, and human resource professionals on topics such as:

•	Employee communications

•	Safety precautions during workplace cleanup

•	Unemployment claims processing

•	A business resumption services checklist, which is also available on www.gevitycentral.com and www.gevityhr.com.

Business owners are encouraged to utilize these services and may contact Gevity by calling 1.877.7GEVAID (1.877.743.8243) or 1.800.2GEVITY (1.800.243.8489).

Erik Vonk, Gevity’s Chairman and Chief Executive Officer, said his company was fully prepared. “We successfully implemented our business continuity plan and were immediately ready to offer support to our clients — both in advance and following the storm. Fortunately, indications are that the impact of the hurricane on the businesses of our client base has been minimal. Therefore, we feel compelled to reach out to other businesses that may need assistance.”

About Gevity

Gevity is a leading provider of comprehensive human capital management solutions to small- and medium-sized businesses in the United States. We have developed a fully integrated human capital management solution. It allows us to effectively become the insourced human resource department for our clients. We create value for our clients by helping them to find, develop and retain talent, manage all human resource related paperwork and protect their businesses from employment-related risks. We provide employee recruitment and development assistance, payroll and benefits administration, workers’ compensation insurance, health, welfare and retirement plans and employment-related regulatory guidance. We deliver our solutions through a combination of highly skilled human resource consultants and our scalable, Web-enabled technology platform.

A copy of this press release can be found on the company’s Web site at www.gevityhr.com.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”), Gevity HR, Inc. (“Gevity” or the “Company”) is hereby providing cautionary statements identifying important factors that could cause the Company’s actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of the Company herein, in other filings made by the Company with the Securities and Exchange Commission, in press releases or other writings, including in electronic form on its internet web site(s), or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will result,” “are expected to,” “anticipated,” “plans,” “intends,” “will continue,” “estimated,” and “projection”) are not historical facts and may be forward-looking and, accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. These factors are described in further detail in the Company’s Annual Report on Form 10-K and in other filings by the Company with the Securities and Exchange Commission. The Company cautions that these factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors. Further, management cannot assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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